UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

June 29, 2017

Date of report (Date of earliest event reported)

Energy XXI Ltd

(Exact Name of Registrant as Specified in its Charter)

BERMUDA	001-33628	98-0499286
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Canon’s Court, 22 Victoria Street, P.O. Box HM 1179, Hamilton HM EX, Bermuda
(Address of Principal Executive Offices) (Zip Code)

(441) 295-2244
Registrant’s Telephone Number, including Area Code

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

As previously reported by Energy XXI Ltd, a Bermuda exempted company (the “Company” or “EXXI Ltd”), on April 14, 2016, the Company, Energy XXI Gulf Coast, Inc., a Delaware corporation and wholly-owned subsidiary of the Company, and certain of the Company’s other subsidiaries (collectively, the “Debtors”) filed voluntary petitions for reorganization in the United States Bankruptcy Court for the Southern District of Texas, Houston Division, seeking relief under chapter 11 of Title 11 of the United States Code under the caption In re Energy XXI Ltd, et al., Case No. 16-31928, and, concurrently, the Company filed a winding-up petition commencing an official liquidation proceeding under the laws of Bermuda before the Supreme Court of Bermuda (the “Bermuda Court”). On April 15, 2016, John C. McKenna was appointed as Provisional Liquidator by the Bermuda Court.

As a result of the Debtors’ Second Amended Proposed Joint Chapter 11 Plan of Reorganization, there are no assets remaining in EXXI Ltd, and under Bermuda law, shareholders (including preferred shareholders) of EXXI Ltd will not receive any payment. On January 20, 2017, the Bermuda Court entered a winding up order formally placing EXXI Ltd in liquidation and confirming John C. McKenna as Provisional Liquidator.

Today, June 29, 2017, the Bermuda Court entered an order dissolving the Company and discharging John C. McKenna as the Provisional Liquidator. The Company intends to file a Form 15 with the Securities and Exchange Commission under the Exchange Act of 1934, as amended (the “Exchange Act”), to effect the deregistration of the Company’s shares of common stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Section 15(d) of the Exchange Act. As of the date of the filing of the Form 15, the obligation of the Company to file reports under the Exchange Act, including Forms 10-K, 10-Q and 8-K, will be immediately suspended. Other filing requirements will terminate upon the effectiveness of the deregistration under Section 12(g) of the Exchange Act, which is expected to occur 90 days after the filing of the Form 15.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy XXI Ltd

	By:	/s/ John C. McKenna
John C. McKenna
Provisional Liquidator
June 29, 2017